Exhibit 10.17
AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT
     THIS AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of the 28th day of April, 2006 (the “Effective Date”), by and between HORIZON OFFSHORE, INC., a Delaware corporation (“Holdings”), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (“Contractors”), HOC OFFSHORE, S. DE R.L. DE C.V., a Mexican limited liability company (“HOC”), HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD, a Malaysian private company (“Malaysia”), PT HORIZON OFFSHORE INDONESIA, an Indonesia PMA (“Indonesia”), HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD., a Mauritius limited liability company (“Mauritius”) and HORIZON MARINE CONSTRUCTION LTD., a Cayman Islands limited liability company (“Construction”) (Holdings, Contractors, HOC, Malaysia, Indonesia, Mauritius, and Construction, individually and collectively, “Borrower” or “Borrowers”), and PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender (the “Agent”).
PRELIMINARY STATEMENTS
     A. The Borrowers, the Agent and the Lenders signatory thereto (the “Lenders”) are parties to that certain Revolving Credit and Security Agreement dated as of the date hereof (as further amended, restated or modified from time to time, the “Credit Agreement”).
     B. The Borrowers, Agent and the Lenders desire to amend the Credit Agreement, and Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
AMENDMENTS
     The Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3.01 of this Amendment, hereby amended as follows:

     2.01 Amendment to Section 1.2. The definition of “Subsidiary Stock” in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “‘Subsidiary Stock’ shall mean the issued and outstanding Equity Interests (not to exceed 65% of the Equity Interests of any foreign Subsidiary) of Horizon Offshore Contractors, Inc., HOC Offshore, S. De R.L. de C.V., Horizon Marine Contractors (Malaysia) SDN BHD, PT Horizon Offshore Indonesia, Horizon Marine Construction (Mauritius) Ltd., Horizon Marine Construction Ltd., Horizon Offshore International Ltd., Horizon Offshore Contractors Ltd., Horizon Subsea Services, Inc., Horizon Offshore Pte. Ltd., Horizon Offshore Services, Ltd., Mojarra Costa Afuera S. de R.L. de C.V., Texas Offshore Contractors Corp., Tiburon Ingenieria S. de R.L. de C.V., Horizon Vessels International Ltd., Horizon Vessels, Inc., Affiliated Marine Contractors Inc., Bayou Marine Contractors Inc., ECH Offshore, S. De R.L. de C.V., Horizon Offshore Nigeria Ltd., Horizon Offshore Contractors (Mauritius) Ltd., Marine Leasing (Labuan) Pte. Ltd., and any other Subsidiary owned by any Borrower that is an operating company.”
     2.02 Amendment to Section 7.5. Section 7.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “7.5 Loans. Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate except (a) intercompany loans and advances made by any Borrower to any other Borrower, (b) intercompany loans and advances made by any Borrower to any Guarantor or to any foreign Subsidiary whose issued and outstanding Equity Interests (not to exceed 65% of the Equity Interests) owned by any Borrower, Guarantor or Subsidiary of any Borrower or Guarantor are Subsidiary Stock and have been pledged to Agent (a “Qualified Foreign Subsidiary”) in an aggregate amount not to exceed $275,000,000, at any time and (c) intercompany loans and advances made by any Borrower to a Subsidiary of any Borrower which Subsidiary is not a Qualified Foreign Subsidiary in an aggregate amount not to exceed $10,000 at any time; provided that in each case (i) if requested by Agent, each Borrower, Guarantor or Qualified Foreign Subsidiary, as the case may be, shall execute and deliver to each other Borrower a demand note (collectively, the “Intercompany Notes”) to evidence any such intercompany Indebtedness owing at any time by such Borrower, such Guarantor or such Qualified Foreign Subsidiary to such other Borrowers which Intercompany Notes shall be in form and substance satisfactory to Agent and shall be pledged and delivered to Agent as additional collateral security for the Obligations; (ii) each Borrower shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (iii) the obligations of each Borrower, each Guarantor and each Qualified Foreign Subsidiary under any such Intercompany Notes shall be subordinated to the Obligations of such Borrower, such Guarantor and such Qualified Foreign Subsidiary hereunder or under any other Document in a manner satisfactory to Agent; (iv) at the time any such intercompany loan or advance is made by any Borrower to any other Borrower or any Guarantor or any Qualified Foreign

Subsidiary and after giving effect thereto, each such Borrower, Guarantor or Qualified Foreign Subsidiary shall be solvent; and (v) no Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan. The amount of all intercompany loans as of the Closing Date is set forth on Schedule 7.5.”
     2.03 Amendment to Section 9.13. Section 9.13 of the Credit Agreement is hereby amended by deleting the text “Furnish Agent,” contained therein and inserting the text “At Agent’s request, furnish Agent,” in lieu thereof.
ARTICLE III
CONDITIONS PRECEDENT
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:
     (a) The Agent shall have received the following documents and items, each in form and substance satisfactory to the Agent and its legal counsel:
     (i) this Amendment duly executed by each Borrower;
     (ii) a Consent, Ratification and Release duly executed by each Guarantor;
     (b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;
     (c) No Default or Event of Default shall have occurred and be continuing; and
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.
ARTICLE IV
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate of Incorporation or By-Laws (or applicable organization or governing documents) of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.
ARTICLE V
MISCELLANEOUS PROVISIONS
     5.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.
     5.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     5.03 Expenses of the Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Loan Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.
     5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     5.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     5.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     5.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE AGENT.
     5.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING

FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE AGENT TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
[Remainder of Page Intentionally Blank; Signature Pages Follow.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

Borrowers: HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	VP, Treasurer & CFO

HORIZON OFFSHORE CONTRACTORS, INC.
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	VP, Treasurer & CFO

HOC OFFSHORE, S. DE R.L. DE C.V.
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	Treasurer

HORIZON MARINE CONSTRUCTION LTD.
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	Vice President and Treasurer

HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	Director

[Signature Page to Amendment]

PT HORIZON OFFSHORE INDONESIA
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	Commissioner

HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD.
By:	/s/ Ronald D. Mogel
	Name:	Ronald D. Mogel
	Title:	Director

[Signature Page to Amendment]

Agent and Sole Lender: PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Robert Reaser
	Name:	Robert Reaser
	Title:	Vice President

[Signature Page to Amendment]